FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          April 18, 2001



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 5. Other Events

     On April 18, 2001, US Airways Group, Inc. and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months ended March 31, 2001, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99 to this report).




Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99        News release dated April 18, 2001 of US Airways
              Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: April 18, 2001    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer

                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: April 18, 2001    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer




            (this space intentionally left blank)


Exhibit 99

           US AIRWAYS GROUP 1ST QUARTER LOSS IS $171 MILLION

     ARLINGTON, Va., April 18, 2001 - US Airways Group, Inc. reported today a net loss for the first quarter of 2001 of $171 million and an operating loss of $228 million. The net loss for the quarter on a diluted per-share basis was $2.55.

     "US Airways is experiencing the combined impact of a weak economic environment and expanding competition from low-cost competitors and network carriers. At the same time, US Airways employees are to be complimented for staying focused on providing superb customer service and for operating a high quality airline," said US Airways President and Chief Executive Officer Rakesh Gangwal.

     Gangwal noted that US Airways has been in the top tier of all carriers in key Department of Transportation airline service measures for recent months. Revenues nevertheless have been under pressure as companies cut back on business travel or seek lower-price tickets. Passenger revenue per available seat mile at US Airways, Inc. declined 7.6 percent from the comparable quarter of 2000 while yield was down 10.5 percent.

     "The competitive environment underscores the necessity of US
Airways becoming part of a larger network and thus we remain fully focused on our merger with United Airlines," said US Airways Chairman Stephen M. Wolf.

     Results for the first quarter of 2001 include two unusual items:
(1) a $22 million ($14 million after-tax) impairment charge recognized to depreciation and amortization in connection with the planned retirement of five Boeing 737-200 aircraft due to a third party's early return of certain leased Boeing 737-200 aircraft, and early retirement of certain other Boeing 737-200s and (2) a $7 million after-tax credit resulting from

                                 -more-

US AIRWAYS GROUP 1ST QUARTER LOSS IS $171 MILLION
Page Two
April 18, 2001


US Airways' accounting change to comply with the provisions of SFAS 133 - Accounting for Derivative Instruments and Hedging Activities. Results for 2000 include a $103 million after-tax charge relating to an accounting change for the sale of Dividend Miles to third parties.

     Operating revenues for the quarter were $2.2 billion, up 6.8 percent over the first quarter of 2000. Operating expenses of $2.5 billion, including the impairment charge, were up by 10.4 percent. The operating loss of $228 million was 64 percent greater than the loss in the first quarter of 2000. Including the unusual items, the net loss of $171 million compared to a net loss of $218 million in 2000. Absent the unusual items for both 2001 and 2000, the net loss in the first quarter of 2001 would have been $164 million while the net loss in 2000 would have been $115 million.

     On a diluted per-share basis, the net loss in the first quarter of 2001 of $2.55 compares to a net loss of $3.27 in 2000, including unusual items. Excluding unusual items, the diluted per-share net loss for 2001 would have been $2.45 while the comparable figure for 2000 would have been a net loss of $1.72.

     US Airways, Inc. carried 14.2 million passengers in the quarter, an increase of 7.7 percent over the first quarter of 2000. Total revenue passenger miles for the quarter increased 17.0 percent over 2000 while total available seat miles increased 13.3 percent. The passenger load factor for the quarter was 66.2 percent, up 2.2 percentage points over 2000. The yield of 15.88 cents was down 10.5 percent from 2000, while passenger revenue per available seat mile of
10.50 cents was down 7.6 percent.  Cost per available seat mile of
12.78 cents declined 4.8 percent compared to 2000. The cost of aviation fuel per gallon was 93.90 cents, up 5.7 percent over 2000.

     For additional information, contact US Airways Corporate
Communications at 703-872-5100.

                                  -30-


NUMBER:  4064

                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                  Three Months Ended March 31,
                              -----------------------------------
                                 2001          2000      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,963    $    1,884        4.2
 Cargo and freight                   46            39       17.9
 Other                              232           175       32.6
                              ---------     ---------
  Total Operating Revenues        2,241         2,098        6.8

Operating Expenses
 Personnel costs                    933           876        6.5
 Aviation fuel                      311           274       13.5
 Commissions                         87            90       (3.3)
 Aircraft rent                      138           126        9.5
 Other rent and landing fees        118           112        5.4
 Aircraft maintenance               138           130        6.2
 Other selling expenses             111           108        2.8
 Depreciation and amortization      118            91       29.7
 Other                              515           430       19.8
                              ---------     ---------
  Total Operating Expenses        2,469         2,237       10.4
                              ---------     ---------
  Operating Income (Loss)          (228)         (139)      64.0

Other Income (Expense)
 Interest income                     19            13       46.2
 Interest expense                   (69)          (57)      21.1
 Interest capitalized                 6             9      (33.3)
 Other, net                           2            (1)        NM
                              ---------     ---------
  Other Income (Expense), Net       (42)          (36)      16.7
                              ---------     ---------
Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change              (270)         (175)      54.3

  Provision (Credit) for
   Income Taxes                     (92)          (60)      53.3
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change       (178)         (115)      54.8

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $5 Million and
 $63 Million, respectively            7          (103)        NM
                              ---------     ---------
Net Income (Loss)            $     (171)   $     (218)     (21.6)
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Cumulative Effect
    of Accounting Change     $    (2.66)   $    (1.72)      54.7
  Cumulative Effect of
    Accounting Change        $     0.11    $    (1.55)        NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (2.55)   $    (3.27)     (22.0)
                              =========     =========

 Diluted
  Before Cumulative Effect
    of Accounting Change     $    (2.66)   $    (1.72)      54.7
  Cumulative Effect of
    Accounting Change        $     0.11    $    (1.55)        NM
                              ---------     ---------
  Net Earnings (Loss) per
    Common Share             $    (2.55)   $    (3.27)     (22.0)
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,034        66,500
 Diluted                         67,034        66,500


NM - Not Meaningful



                        US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                  Three Months Ended March 31,
                              -----------------------------------
                                2001                        %
                              (Note 1)        2000        Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,810    $    1,684        7.5
 US Airways Express
  transportation revenues           231           191       20.9
 Cargo and freight                   45            38       18.4
 Other                              147           146        0.7
                              ---------     ---------
  Total Operating Revenues        2,233         2,059        8.5


Operating Expenses
 Personnel costs                    877           812        8.0
 Aviation fuel                      294           253       16.2
 Commissions                         81            83       (2.4)
 Aircraft rent                      123           108       13.9
 Other rent and landing fees        113           101       11.9
 Aircraft maintenance               115           103       11.7
 Other selling expenses             103            97        6.2
 Depreciation and amortization      113            82       37.8
 US Airways Express capacity
  purchases                         222           179       24.0
 Other                              409           376        8.8
                              ---------     ---------
  Total Operating Expenses        2,450         2,194       11.7
                              ---------     ---------
  Operating Income (Loss)          (217)         (135)      60.7

Other Income (Expense)
 Interest income                     22            24       (8.3)
 Interest expense                   (69)          (57)      21.1
 Interest capitalized                 4             3       33.3
 Other, net                           2            (1)        NM
                              ---------     ---------
  Other Income (Expense), Net       (41)          (31)      32.3
                              ---------     ---------
Income (Loss) Before Income
 Taxes and Cumulative Effect
 of Accounting Change              (258)         (166)      55.4

  Provision (Credit) for
   Income Taxes                     (88)          (58)      51.7
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                 (170)         (108)      57.4

Cumulative Effect of Accounting
 Change, Net of Applicable Income
 Taxes of $5 Million and $63
 Million, respectively                7          (103)        NM
                              ---------     ---------
Net Income (Loss)            $     (163)   $     (211)     (22.7)
                              =========     =========

NM - Not meaningful

Note 1. Results for the three months ended March 31, 2001 include the activity of the former Shuttle, Inc.




                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                  Three Months Ended March 31,
                                -------------------------------
                                                           %
                                   2001        2000     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 3)                          14,193     13,184     7.7
Total revenue passenger miles
 (millions) (Note 3)               11,413      9,751    17.0
Revenue passenger miles
 (millions)* (Note 3)              11,403      9,735    17.1
Total available seat miles
 (millions) (Note 3)               17,245     15,226    13.3
Available seat miles(millions)*
 (Note 3)                          17,234     15,205    13.3
Passenger load factor* (Note 3)      66.2%      64.0%    2.2 pts.
Break-even load factor (Note 2)      74.5%      70.8%    3.7 pts.
Yield* (Note 3)                     15.88c     17.74c  (10.5)
Passenger revenue per available
 seat mile* (Note 3)                10.50c     11.36c   (7.6)
Revenue per available seat mile
 (Notes 2 and 3)                    11.61c     12.49c   (7.0)
Cost per available seat mile
 (Notes 2 and 3)                    12.78c     13.43c   (4.8)
Average passenger journey (miles)*
 (Note 3)                             803        738     8.8
Average stage length (miles)*
 (Note 3)                             656        602     9.0
Revenue aircraft miles (millions)*    122        111     9.9
Cost of aviation fuel per gallon    93.90c     88.81c    5.7
Cost of aviation fuel per gallon
 (excluding fuel taxes)             87.43c     82.32c    6.2
Gallons of aviation fuel consumed
 (millions)                           313        285     9.8
Scheduled mileage completion factor* 97.6%      96.7%    0.9 pts.
Number of aircraft in operating
 fleet at period-end (Note 3)         413        398     3.8
Full-time equivalent employees at
 period-end (Note 3)               44,077     43,107     2.3

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers. Financial statistics also exclude an impairment charge of $22 million recognized during the three months ended March 31, 2001.

Note 3. Includes the activity of the former Shuttle, Inc. on a pro forma basis as if it was merged into US Airways as of January 1, 2000.